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                                    EXHIBIT D

                     FORM OF NOTICE OF WITHDRAWAL OF TENDER

                          DB HEDGE STRATEGIES FUND LLC

                         NOTICE OF WITHDRAWAL OF TENDER

            REGARDING UNITS OF LIMITED LIABILITY COMPANY INTEREST IN

                          DB HEDGE STRATEGIES FUND LLC

                  TENDERED PURSUANT TO THE OFFER TO REPURCHASE
                            DATED SEPTEMBER 29, 2003

                   THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
                    AT, AND THIS NOTICE OF WITHDRAWAL MUST BE
                   RECEIVED BY PFPC INC. EITHER BY MAIL OR BY
                    FAX BY, 12:00 MIDNIGHT, EASTERN TIME, ON
                      MONDAY, OCTOBER 27, 2007, UNLESS THE
                               OFFER IS EXTENDED.

             Complete this Notice of Withdrawal and Fax or Mail to:

                                    PFPC Inc.
                                  P.O. Box 219
                            Claymont, Delaware 19703

                       Attn: DB Hedge Strategies Fund LLC

                           For additional information:
                              Phone: (302) 791-2810
                               Fax: (302) 791-2790

     TO ASSURE GOOD DELIVERY, PLEASE SEND THIS NOTICE OF WITHDRAWAL TO PFPC
                     INC. AND NOT TO YOUR FINANCIAL ADVISOR.

 YOU ARE RESPONSIBLE FOR CONFIRMING THAT THIS NOTICE IS RECEIVED BY PFPC INC. TO ASSURE GOOD DELIVERY, PLEASE SEND THIS PAGE TO PFPC INC. AND NOT TO YOUR
                              FINANCIAL ADVISOR.
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Ladies and Gentlemen:

Please withdraw the tender previously submitted by the undersigned in a Letter of Transmittal.

FOR INDIVIDUAL MEMBERS AND JOINT TENANTS:

SIGNATURE:
                                       -----------------------------------------
                                      (Signature of Owner(s) Exactly as
                                      Appeared on Member Certification)/Date

PRINT NAME OF MEMBER:
                                       -----------------------------------------

JOINT TENANT SIGNATURE:
                                       -----------------------------------------

(If joint tenants, both must sign.)
                                       -----------------------------------------
                                          (Signature of Owner(s) Exactly as
                                         Appeared on Member Certification)/Date

PRINT NAME OF JOINT TENANT:
                                       -----------------------------------------

FOR OTHER MEMBERS:
                                       -----------------------------------------

SIGNATURE:
                                       -----------------------------------------
                                         (Signature of Owner(s) Exactly as
                                        Appeared on Member Certification)/Date

PRINT NAME OF MEMBER:
                                       -----------------------------------------

PRINT NAME OF SIGNATORY AND TITLE:
                                       -----------------------------------------

CO-SIGNATORY IF NECESSARY
                                       -----------------------------------------
                                         (Signature of Owner(s) Exactly as
                                        Appeared on Member Certification)/Date

PRINT NAME AND TITLE OF CO-SIGNATORY:
                                       -----------------------------------------